EXHIBIT 99.1 FINANCIAL STATEMENTS FOR CONCEPTS 4, INC. FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Concepts 4, Inc.

We have audited the accompanying consolidated balance sheets of Concept 4, Inc. and subsidiary (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' equity and cash flows for the each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We did not audit the 1998 financial statements of Concepts 4 International Pte Ltd, a wholly owned subsidiary, which statements reflect total assets of approximately $148,000 as of December 31, 1998 and total revenues of approximately $258,000 for the period from February 19, 1998 (date of inception) through December 31, 1998. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Concepts 4 International Pte Ltd as of December 31, 1998, and for the period then ended, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Concepts 4, Inc. and subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                        CORBIN & WERTZ

Irvine, California
February 22, 2000

Report of the Auditors to the Members of Concepts 4 International Pte Ltd

We have audited the financial statements of Concepts 4 International Pte Ltd for the period ended 31 December 1998 (not included herein). These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Singapore Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:-

(a) the financial statements of the Company are properly drawn up in accordance with the provisions of the Companies Act, Chapter 50 (the "Act") and Statements of Accounting Standard and so as to give a true and fair view of:-

      (i) the state of affairs of the Company as at 31 December 1998 and of the results of the Company for the period ended on that date; and

      (ii) the other matters required by Section 201 of the Act to be dealt with in the financial statements;

(b) the accounting and other records and the registers required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act.

KPMG
Certified Public Accountants

Singapore
31 August 1999

                         CONCEPTS 4, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                                                                                            December 31,
                                                                        September 30,  ----------------------
ASSETS                                                                       1999         1998         1997
                                                                        -------------  ----------   ----------
                                                                         (Unaudited)
Current assets:
       Cash                                                               $5,067,160   $3,735,155   $3,392,305
       Accounts receivable - contracts and retentions, net of
         allowance of $50,000, $50,000 and $20,000 at
         September 30, 1999, December 31, 1998 and 1997,
         respectively                                                      2,078,774    2,134,831    1,683,778
       Other receivables                                                       9,406       44,129      166,500
       Employee receivable                                                   260,035           --           --
       Vendor advances                                                       295,838      510,123    1,091,395
       Costs and estimated earnings in excess of billings
         on contracts in progress                                                 --       35,585           --
       Prepaids                                                               10,067           --           --
                                                                          ----------   ----------   ----------
            Total current assets                                           7,721,280    6,459,823    6,333,978

Property and equipment, net                                                  264,352      246,175      166,779
Deposits and other assets                                                     77,109       17,109           --
                                                                          ----------   ----------   ----------

                                                                          $8,062,741   $6,723,107   $6,500,757
                                                                          ==========   ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
       Accounts payable                                                   $1,354,138   $1,339,755   $1,170,105
       Accrued expenses                                                      534,221      390,171      325,759
       Income taxes payable                                                  369,053      122,675          800
       Lines of credit                                                       285,810           --      166,259
       Billings in excess of costs and estimated
         earnings on contracts in progress                                 4,012,211    3,766,316    4,040,194
       Notes payable - officers                                               32,675       32,675       32,675
       Current portion of long-term debt                                      40,000       40,000       40,000
                                                                          ----------   ----------   ----------
            Total current liabilities                                      6,628,108    5,691,592    5,775,792

Long-term debt                                                                16,667       46,667       86,667
                                                                          ----------   ----------   ----------

            Total liabilities                                              6,644,775    5,738,259    5,862,459
                                                                          ----------   ----------   ----------

Shareholders' equity:
       Common stock, $10 par value, 10,000 shares
       authorized, 100 shares issued and outstanding                           1,000        1,000        1,000
       Retained earnings                                                   1,416,966      983,730      637,298
       Accumulated other comprehensive income                                     --          118           --
                                                                          ----------   ----------   ----------
            Total shareholders' equity                                     1,417,966      984,848      638,298
                                                                          ----------   ----------   ----------

                                                                          $8,062,741   $6,723,107   $6,500,757
                                                                          ==========   ==========   ==========

          See accompanying notes to consolidated financial statements.

                         CONCEPTS 4, INC. AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                         Three Months    Nine Months    Three Months    Nine Months
                                                         ---------------------------    ---------------------------
                                                               September 30, 1999            September 30, 1998
                                                         ---------------------------    ---------------------------
                                                         (Unaudited)     (Unaudited)    (Unaudited)     (Unaudited)
Contract revenues                                        $ 4,913,774    $ 14,741,323    $ 5,676,937    $ 17,030,811

Direct contract costs                                      3,506,450      10,519,349      4,356,129      13,068,386
                                                         -----------    ------------    -----------    ------------

       Gross profit                                        1,407,324       4,221,974      1,320,808       3,962,425

Indirect costs and general and administrative expenses     1,180,562       3,541,687      1,208,455       3,625,364
                                                         -----------    ------------    -----------    ------------

            Income from operations                           226,762         680,287        112,353         337,061
                                                         -----------    ------------    -----------    ------------

Other income (expense):
       Dividend and interest income                           50,369         151,106         46,639         139,918
       Interest expense                                       (9,702)        (29,105)        (6,585)        (19,755)
                                                         -----------    ------------    -----------    ------------
                                                              40,667         122,001         40,054         120,163
                                                         -----------    ------------    -----------    ------------

Income before provision for income taxes                     267,429         802,288        152,407         457,224

Provision for income taxes                                   123,018         369,052         65,800         197,400
                                                         -----------    ------------    -----------    ------------

Net income                                                   144,411         433,236         86,607         259,824

Other comprehensive income - foreign currency
  translation adjustment                                          --              --             30              89
                                                         -----------    ------------    -----------    ------------

Comprehensive income                                     $   144,411    $    433,236    $    86,637    $    259,913
                                                         ===========    ============    ===========    ============
                                                                    Years Ended December 31,
                                                         ---------------------------------------------
                                                             1998            1997            1996
                                                         ------------    ------------    ------------
Contract revenues                                        $ 22,707,748    $ 20,865,899    $ 30,339,089

Direct contract costs                                      17,424,515      15,545,826      25,170,852
                                                         ------------    ------------    ------------

       Gross profit                                         5,283,233       5,320,073       5,168,237

Indirect costs and general and administrative expenses      4,833,818       5,143,037       4,718,778
                                                         ------------    ------------    ------------

            Income from operations                            449,415         177,036         449,459
                                                         ------------    ------------    ------------

Other income (expense):
       Dividend and interest income                           186,557         152,112         138,987
       Interest expense                                       (26,340)        (48,457)         (7,685)
                                                         ------------    ------------    ------------
                                                              160,217         103,655         131,302
                                                         ------------    ------------    ------------

Income before provision for income taxes                      609,632         280,691         580,761

Provision for income taxes                                    263,200         117,900         243,900
                                                         ------------    ------------    ------------

Net income                                                    346,432         162,791         336,861

Other comprehensive income - foreign currency
  translation adjustment                                          118              --              --
                                                         ------------    ------------    ------------

Comprehensive income                                     $    346,550    $    162,791    $    336,861
                                                         ============    ============    ============

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

              For The Years Ended December 31, 1998, 1997 and 1996

                                                                  Accumulated
                                               Common Stock          Other
                                             ------------------  Comprehensive  Retained
                                             Shares      Amount      Income     Earnings       Total
                                             ------      ------      ------     --------       -----
Balance at January 1, 1996                   10,000      $1,000      $ --       $137,646      $138,646

Net income                                       --          --        --        336,861       336,861
                                             ------      ------      ----       --------      --------

Balance at December 31, 1996                 10,000       1,000        --        474,507       475,507

Net income                                       --          --        --        162,791       162,791
                                             ------      ------      ----       --------      --------

Balance at December 31, 1997                 10,000       1,000        --        637,298       638,298

Net income                                       --          --        --        346,432       346,432

Foreign currency translation adjustment          --          --       118             --           118
                                             ------      ------      ----       --------      --------

Balance at December 31, 1998                 10,000      $1,000      $118       $983,730      $984,848
                                             ======      ======      ====       ========      ========

                         CONCEPTS 4, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   Nine Months Ended
                                                                      September 30,               Years Ended December 31,
                                                               -------------------------   ---------------------------------------
                                                                   1999         1998          1998           1997          1996
                                                               -----------   -----------   -----------   -----------   -----------
                                                               (Unaudited)   (Unaudited)
Cash flows from operating activities:
  Net income                                                   $   433,236   $   259,824   $   346,432   $   162,791   $   336,861
  Adjustments to reconcile net income to net cash provided by
   (used in) operating activities:
      Provision for doubtful accounts                                   --        22,500        30,000            --            --
      Depreciation and amortization                                 37,500        41,339        57,295        29,525         4,453
      Changes in operating assets and liabilities:
        Accounts receivable - contracts and retentions              56,057      (360,790)     (481,053)     (608,403)     (701,413)
        Other receivables                                         (225,312)       91,778       122,371        10,849      (171,799)
        Prepaids                                                   (10,067)           --            --            --            --
        Deposits on contracts in progress                          214,285       448,808       598,410            --            --
        Accounts payable and accrued expenses                      158,433       175,547       234,062    (1,011,965)    1,851,270
        Billings in excess of costs and estimated earnings on
          contracts in progress, net                               281,480      (244,951)     (326,601)      181,620     2,520,996
        Income taxes payable                                       246,378        91,406       121,875        (6,374)      (80,995)
                                                               -----------   -----------   -----------   -----------   -----------

  Net cash provided by (used in) operating activities            1,191,990       525,461       702,791    (1,241,957)    3,759,373
                                                               -----------   -----------   -----------   -----------   -----------

Cash flows from investing activities:
  Purchases of property and equipment                              (55,677)     (100,886)     (136,691)      (99,662)      (98,095)
  Increase in deposits                                             (60,000)      (17,109)      (17,109)           --            --
                                                               -----------   -----------   -----------   -----------   -----------

  Net cash used in investing activities                           (115,677)     (117,995)     (153,800)      (99,662)      (98,095)
                                                               -----------   -----------   -----------   -----------   -----------

Cash flows from financing activities:
  Net (payments) borrowings under bank line of credit              285,810            --      (166,259)      166,259            --
  Issuance of long-term debt                                            --      (124,694)           --       160,000            --
  Principal repayments on long-term debt                           (30,000)      (30,000)      (40,000)      (33,333)           --
                                                               -----------   -----------   -----------   -----------   -----------

  Net cash provided by (used in) financing activities              255,810      (154,694)     (206,259)      292,926            --
                                                               -----------   -----------   -----------   -----------   -----------

Foreign currency translation adjustment                               (118)           89           118            --            --
                                                               -----------   -----------   -----------   -----------   -----------

Net change in cash                                               1,332,005       252,861       342,850    (1,048,693)    3,661,278

Cash at beginning of period                                      3,735,155     3,392,305     3,392,305     4,440,998       779,720
                                                               -----------   -----------   -----------   -----------   -----------

Cash at end of period                                          $ 5,067,160   $ 3,645,166   $ 3,735,155   $ 3,392,305   $ 4,440,998
                                                               ===========   ===========   ===========   ===========   ===========

Supplemental disclosure of cash flow information -
  Cash paid during the period for interest                     $    13,337   $    19,755   $    26,340   $    48,457   $     7,685
                                                               ===========   ===========   ===========   ===========   ===========
  Cash paid during the period for income taxes                 $       800   $       800   $       800   $       800   $   265,969
                                                               ===========   ===========   ===========   ===========   ===========

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Concepts 4, Inc. (the "Company"), a California corporation, was incorporated in November 1977 and is a general contractor specializing in the development and renovation of hospitality facilities. The Company provides architectural and interior design, procurement, construction management and turnkey construction services throughout the United States, Mexico and Asia. During 1998, the Company established a wholly owned subsidiary corporation in Singapore, Concepts 4 International Pte Ltd, to meet the growing demands of the Company's services in that country.

Consolidation Policy

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Foreign Currency Translation

The assets and liabilities of Concepts 4 International Pte Ltd, whose functional currency is the local foreign currency, are translated using rates of exchange as of December 31, 1998; revenues and expenses are translated at weighted average rates of exchange in effect during the period February 19, 1998 (date of inception) through December 31, 1998. The cumulative effect resulting from such translation is included in accumulated other comprehensive income in the consolidated financial statements.

Concentration of Credit Risk

The Company extends credit to a variety of customers and performs ongoing credit evaluations of such customers. The Company follows the practice of filing statutory liens on all projects where collection problems are anticipated. The liens serve as collateral for accounts receivable. The Company evaluates reserves for potential credit losses based on a job-by-job review and on the Company's historical experience. Management determined that a $50,000 and $20,000 reserve was required for accounts and contracts receivable at December 31, 1998 and 1997, respectively.

The Company transacts a significant amount of business with certain customers. As of December 31, 1998, accounts receivable from four customers aggregated to 55% of total accounts receivable. As of December 31, 1997, accounts receivable from two customers aggregated to 74% of total accounts receivable. For the years ended December 31, 1998, 1997 and 1996, contract revenues from two customers aggregated 33%, 50% and 78%, respectively, of the Company's total revenue.

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company maintains cash balances at financial institutions that are secured by the Federal Deposit Insurance Corporation up to $100,000. Uninsured balances total approximately $3,466,000 and $3,192,000 at December 31, 1998 and 1997, respectively.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Significant estimates made by the Company's management include, but are not limited to, the allowance for losses on accounts and contracts in process, the percentage of completion on uncompleted contracts and the realizability of property and equipment through future operations. Actual results could materially differ from those estimates.

Cash and Cash Equivalents

The Company considers all investments with an original maturity of three months or less to be cash equivalents.

Vendor Advances

Vendor advances represents prepayments to suppliers and subcontractors for jobs in progress.

Property and Equipment

Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the related assets (five years). Amortization of leasehold improvements is provided over the lesser of the life of the related asset or the term of the lease.

Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gains or losses are reflected in income.

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The Company assesses the recoverability of property and equipment by determining whether the depreciation of such assets over their remaining lives can be recovered through projected undiscounted cash flows. The amount of impairment, if any, is then measured based on fair value and is charged to operations in the period in which such impairment is determined by management. As of December 31, 1998, the Company's management believes that no impairment of the carrying value of its property and equipment exists.

Revenue and Cost Recognition

The accompanying financial statements have been prepared using the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on fixed-fee and unit-price contracts not yet completed.

The amount of revenue recognized at the statement date is the portion of the total contract price that the cost expended to date bears to the anticipated final cost, based on current estimates of cost to complete. It is not related to the progress billings to customers. The method is used because management considers the cost expended to date to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates will change within the near term.

Contract costs include all direct labor and benefits, materials unique to or installed in the project, subcontract costs, and other direct construction costs.

Because long-term contracts extend over one or more years, revisions in estimates of cost and earnings during the course of the work are reflected in the accounting period in which the facts that require the revision become known.

At the time a loss on a contract becomes known, the entire amount of the estimated loss is recognized in the financial statements.

Contracts that are substantially complete are considered closed for financial statement purposes. Revenues earned on contracts in progress in excess of billings (underbillings) are classified as current assets. Amounts billed in excess of revenue earned (overbillings) are classified as current liabilities.

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "ACCOUNTING FOR INCOME TAXES." Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Unaudited Interim Financial Statements

The unaudited financial information included herein as of September 30, 1999, for the three months ended September 30, 1998 and 1999 and for the nine months ended September 30, 1998 and 1999, have been prepared in accordance with generally accepted accounting principles for interim financial statements. In the opinion of the Company, these unaudited financial statements, reflect all adjustments necessary, consisting of normal recurring adjustments, for a fair presentation of such data on a basis consistent with that of the audited data presented herein. The results of operations for interim periods are not necessarily indicative of the results expected for a full year.

NOTE 2 - BILLINGS ON CONTRACTS IN PROGRESS

At December 31, costs and billings on contracts in progress consist of the following:

                                                       1998            1997
                                                   ------------    ------------

      Costs incurred on contracts in progress      $ 14,763,060    $ 11,632,543
      Estimated earnings on contracts in progress     3,908,817       3,025,141
                                                   ------------    ------------
                                                     18,671,877      14,657,684

      Less: billings on above contracts             (22,402,608)    (18,697,878)
                                                   ------------    ------------

                                                   $ (3,730,731)   $ (4,040,194)
                                                   ============    ============

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 2 - BILLINGS ON CONTRACTS IN PROGRESS, continued

                                                               1998           1997
                                                           -----------    -----------
Included in the accompanying balance sheets as:

      Costs and estimated earnings in excess of progress
        billings on contracts in progress                  $    35,585    $        --

      Billings in excess of costs and estimated
        earnings on contracts in progress                   (3,766,316)    (4,040,194)
                                                           -----------    -----------

                                                           $(3,730,731)   $(4,040,194)
                                                           ===========    ===========

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31, 1998 and 1997, property and equipment consists of the following:

                                                            1998         1997
                                                         ---------    ---------

      Furniture, fixtures and equipment                  $ 304,770    $ 253,638
      Leasehold improvements                               125,647       40,088
                                                         ---------    ---------
                                                           430,417      293,726

      Less accumulated depreciation and amortization      (184,242)    (126,947)
                                                         ---------    ---------

                                                         $ 246,175    $ 166,779
                                                         =========    =========

Depreciation and amortization expense for the years ended December 31, 1998 and 1997 totaled $57,295 and $29,525, respectively.

NOTE 4 - LINES OF CREDIT

The Company has a $1,000,000 line of credit available with a financial institution. The line bears interest at the bank's index rate (8% at December 31, 1998) plus 1% and expires January 31, 2001. It is collateralized by accounts receivable and is guaranteed by the Company's stockholder.

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 4 - LINES OF CREDIT, continued

The line of credit agreement requires maintenance of working capital and debt to net worth ratios. In addition, the agreement contains restrictions regarding adequate insurance, loans and advances. The Company was in compliance with all restrictions as of December 31, 1998.

As of December 31, 1998 and 1997, the outstanding balance on this line of credit was $0 and $166,259, respectively.

The Company also had a $100,000 line of credit available with a bank. The line bore interest at the bank's index rate (7.75% at December 31, 1998) plus 1.5% and expired November 6, 1999. The line of credit agreement contained restrictions regarding adequate insurance, loans and advances. The Company was in compliance with these restrictions as of December 31, 1998. As of December 31, 1998 and 1997, the balance of this line of credit was $0 and $598, respectively.

NOTE 5 - NOTES PAYABLE - SHAREHOLDERS

Shareholder notes payable consists of unsecured notes, bearing interest at 10% per annum, with principal and interest due on demand. Interest expense on the notes for each of the years ended December 31, 1999, 1998 and 1997 was approximately $3,300.

NOTE 6 - LONG-TERM DEBT

At December 31, 1998 and 1997, long-term debt consisted of the following:

                                                                             1998         1997
                                                                           ---------    ---------
Notes payable - secured by equipment, payable in monthly installments of
$3,333 plus interest at 10% per annum.  Debt matures on March 1, 2001      $  86,667    $ 126,667

Less current portion                                                         (40,000)     (40,000)
                                                                           ---------    ---------

                                                                           $  46,667    $  86,667
                                                                           =========    =========

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 6 - LONG-TERM DEBT, continued

At December 31, 1998, scheduled maturities of long-term debt were as follows:

 Years Ending December
          31,
-------------------------

        1999                                         $         40,000
        2000                                                   40,000
        2001                                                    6,667
                                                      ---------------

                                                     $         86,667
                                                      ===============

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Leases

During 1998, the Company entered into a lease for office space expiring in 2003.

At December 31, 1998, the future minimum payments for this operating lease are as follows:

               1999                                               $      168,113
               2000                                                      177,375
               2001                                                      182,006
               2002                                                      191,269
               2003                                                      195,900
                                                                   -------------

                                                                  $      914,663
                                                                  ==============

Total rent expense was approximately $166,000, $150,000 and $122,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

Litigation

The Company is involved in litigation resulting in the normal course of business. Management is currently not able to predict the outcome of the cases. However, management believes there is little merit to the claims and the resolutions of these matters will not have a material adverse effect on the Company's financial statements.


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

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 8 - EMPLOYEE BENEFIT PLANS

Profit Sharing Plan

The Company has a profit-sharing plan, which covers substantially all employees. Contributions to the plan are at the discretion of the board of directors. Employees must be employed with the Company for one year and be at least 21 years of age before they are eligible to participate in the plan. Participants vest over a five-year period. The plan terminated in 1997 and was rolled over into a 401(k) plan. No plan contributions were approved for the years ended December 31, 1997.

401(k) Plan

Effective February 1, 1997, the Company adopted a 401(k) plan, which covers substantially all employees. Employees must be employed with the Company for one year and be at least 21 years of age before they are eligible to participate in the plan. Employees may defer from 1% to 15% of compensation up to a predetermined limit. Company contributions to the plan are at the discretion of the board of directors. All deferrals are 100% vested and Company contributions are vested based on a percentage of years of service with the Company. No plan contributions were approved for the years ended December 31, 1997 and 1998.

NOTE 9 - BACKLOG

The following schedule summarizes changes in backlog on contracts during the years ended December 31, 1998 and 1997. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at the year end and from contractual agreements on which work has not yet begun:

Backlog balance at December 31, 1997                               $ 17,502,671

New contracts and contract adjustments during the year ended 1998    27,645,688
                                                                   ------------

Subtotal                                                             45,148,359

Less contract revenue earned during 1998                            (22,707,748)
                                                                   ------------

Backlog balance at December 31, 1998                               $ 22,440,611
                                                                   ============

                         CONCEPTS 4, INC. AND SUBSIDIARY

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1998 and 1997

NOTE 10 - INCOME TAXES

The components of income tax provision is as follows:

                                              1998          1997          1996
                                            --------      --------      --------

Current payable
     Federal                                $209,300      $ 93,100      $192,600
     State                                    53,900        24,800        51,300
                                            --------      --------      --------
                                             263,200       117,900       243,900
                                            --------      --------      --------

Deferred provision
     Federal                                      --            --            --
                                            --------      --------      --------
     State                                        --            --            --
                                            --------      --------      --------

Provision for income taxes                  $263,200      $117,900      $243,900
                                            ========      ========      ========

The following is a reconciliation of income tax at the federal statutory rate to the provision of income taxes:

                                                1998         1997         1996
                                              --------     --------     --------

Tax at statutory rate of 34%                  $207,275     $ 95,435     $197,460
State income taxes, net of federal
     income tax benefit                         35,568       16,378       33,885
Other                                           20,357        6,087       12,555
                                                           --------     --------

                                              $263,200     $117,900     $243,900
                                              ========     ========     ========

NOTE 11 - SUBSEQUENT EVENT

On December 15, 1999, the shareholders of the Company sold all of their shares of outstanding common stock to Interiors, Inc. for $11,636,226 in cash and notes.


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